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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SAFETY INSURANCE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SAFETY INSURANCE GROUP, INC.
20 Custom House Street, Boston, Massachusetts 02110

         April 14, 2004

To Our Stockholders:

        I am pleased to invite you to attend the 2004 Annual Meeting of Stockholders of Safety Insurance Group, Inc., which will be held at 10:00 a.m. on Friday, May 21, 2004, at the Company's headquarters, 20 Custom House Street, Boston, Massachusetts 02110.

        The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement describe in detail the matters to be acted on at this year's Annual Meeting.

        If you plan to attend the meeting, please bring a form of personal identification with you and, if you are acting as proxy for another stockholder, please bring written confirmation from the stockholder for whom you are acting as proxy.

        Whether or not you expect to attend the meeting, please sign and return the enclosed Proxy Card in the envelope provided. Your cooperation will assure that your shares are voted and will also greatly assist our officers in preparing for the meeting. If you attend the meeting, you may withdraw any proxy previously given and vote your shares in person if you so desire.

Sincerely,

DAVID F. BRUSSARD President, Chief Executive Officer and Chairman of the Board

SAFETY INSURANCE GROUP, INC.
20 Custom House Street, Boston, Massachusetts 02110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2004

April 14, 2004

To Our Stockholders:

        The 2004 Annual Meeting of Stockholders of Safety Insurance Group, Inc. will be held on Friday, May 21, 2004 at 10:00 a.m. at the Company's headquarters, 20 Custom House Street, Boston, Massachusetts 02110. At this meeting you will be asked to consider and vote upon the following:

  1.
  a proposal to elect one of the Company's directors to Class II with a term ending 2007; and

  2.
  the transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed April 5, 2004 as the Record Date for determining the stockholders of the Company entitled to notice of and to vote at the 2004 Annual Meeting and any adjournment thereof.

        The Company's 2003 Annual Report to Stockholders is enclosed with the mailing of this Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card.

        We urge you to attend and to participate at the meeting, no matter how many shares you own. Even if you do not expect to attend the meeting personally, we urge you to please vote, and then sign, date and return the enclosed Proxy Card in the postpaid envelope provided.

By Order of the Board of Directors,

WILLIAM J. BEGLEY, JR. Vice President, Chief Financial Officer and Secretary

SAFETY INSURANCE GROUP, INC.
20 Custom House Street, Boston, Massachusetts 02110

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2004

GENERAL INFORMATION

        This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Safety Insurance Group, Inc. (the "Company") for the 2004 Annual Meeting of Stockholders to be held on May 21, 2004 at 10:00 a.m. at the Company's headquarters located at 20 Custom House Street, Boston, Massachusetts 02110 (the "2004 Annual Meeting").

        The record date for determining stockholders entitled to vote at the 2004 Annual Meeting has been fixed at the close of business on April 5, 2004 (the "Record Date"). As of the Record Date, 15,334,690 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), were outstanding and entitled to be voted. Every stockholder will be entitled to one vote for each share of Common Stock recorded in his or her name on the Company's books as of the Record Date. The Company mailed this Proxy Statement and the related form of proxy (the "Proxy") on or about April 14, 2004.

        The shares of Common Stock represented by the enclosed Proxy will be voted as directed by the stockholder or, in the absence of such direction, in favor of the election of the nominees for director designated herein. The enclosed Proxy confers discretionary authority with respect to any other proposals that may properly be brought before the 2004 Annual Meeting. As of the date hereof, management is not aware of any other matters to be presented for action at the 2004 Annual Meeting. If any other matters properly come before the 2004 Annual Meeting, however, the Proxies solicited hereby will be voted in accordance with the recommendation of the Board.

        So long as a quorum (a majority of issued and outstanding shares of Common Stock entitled to vote at the 2004 Annual Meeting) is present at the 2004 Annual Meeting either in person or by proxy, a plurality of the votes properly cast is required to elect the directors. Votes withheld from a director nominee, abstentions and broker non-votes (when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred from exercising discretionary authority to vote on the matter, which the broker indicates on the Proxy Card) will be treated as present at the 2004 Annual Meeting for the purpose of determining a quorum but will not be counted as votes cast.

        Any stockholder giving a Proxy may revoke it at any time before it is exercised by delivering written notice thereof to the Secretary. Any stockholder attending the 2004 Annual Meeting may vote in person whether or not the stockholder has previously filed a Proxy. Presence at the 2004 Annual Meeting by a stockholder who has signed a Proxy, however, does not in itself revoke the Proxy.

        The enclosed Proxy is being solicited by the Board. The cost of soliciting Proxies will be borne by the Company, and will consist primarily of preparing and mailing the Proxies and Proxy Statements. The Company will also request persons, firms and corporations holding shares of Common Stock in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this Proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

        The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2003, including financial statements and the report of the Company's independent accountants PricewaterhouseCoopers LLP thereon, accompanies this Proxy Statement. The Annual Report to Stockholders is neither a part of this Proxy Statement nor incorporated herein by reference.

PROPOSAL 1

ELECTION OF THE COMPANY'S DIRECTOR

        The Board has five members and consists of three classes, whose terms end in successive years. The Company's directors are elected annually by the stockholders and hold office for an initial term of one year or until their successors, if any, are elected and duly qualified for staggered three-year terms.

        The Director whose term expires at this year's 2004 Annual Meeting, Bruce R. Berkowitz, has been nominated for re-election to a three-year term ending at the 2007 Annual Meeting of Stockholders. The remaining four directors will continue to serve in accordance with their terms. THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 1 WHICH CALLS FOR THE ELECTION OF THE 2004 NOMINEE.

Director	Age	Director since
Initial Class II—Term ending in 2004*
Bruce R. Berkowitz(1)(2)(3)(4)	45	2002
Initial Class III—Term ending in 2005
David F. Brussard(4)	52	2001
A. Richard Caputo, Jr.(4)	38	2001
Class I—Term ending in 2006
Peter J. Manning(1)(2)(3)	65	2003
David K. McKown(1)(2)(3)	66	2002

*
Nominated at the 2004 Annual Meeting to a term ending in 2007.

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Governance Committee.

(4)
Member of the Investment Committee.

        The following information with respect to the principal occupation, business experience, recent business activities involving the Company and other affiliations of the nominee and directors has been furnished to the Company by the nominee and directors.

Nominees for Director

        Bruce R. Berkowitz has served as a Director of the Company since November 2002. In December 2001, Mr. Berkowitz became Deputy Chairman and a Director of Olympus Re Holdings, Ltd. and Olympus Reinsurance Company, Ltd., both of Bermuda. Mr. Berkowitz has been a member of the Board of Trustees of First Union Real Estate Equity and Mortgage Investments since 2000, President and a Director of Fairholme Funds, Inc. since 1999, and the Managing Member of Fairholme Capital Management, L.L.C., a registered investment advisor and the General Partner of Fairholme Partners, L.P., since 1997. Mr. Berkowitz was a Managing Director of Salomon Smith Barney Inc. from 1993 to 1997.

Directors Continuing in Office

        David F. Brussard was appointed Chairman of the Board in March 2004 and President and Chief Executive Officer ("CEO") in June 2001. Mr. Brussard has served as a Director of the Company since October 2001. Since January 1999, Mr. Brussard has been the CEO and President of the Company's two insurance subsidiaries, Safety Insurance Company and Safety Indemnity Insurance Company (the "Insurance Subsidiaries"). Previously, Mr. Brussard served as Executive Vice President of the Insurance

Subsidiaries from 1985 to 1999 and as Chief Financial Officer and Treasurer of the Insurance Subsidiaries from 1979 to 1999. Mr. Brussard has been employed by one or more of our subsidiaries for over 28 years. Mr. Brussard is also a member of the governing committee, budget committee, executive committee and nominating committee of the Automobile Insurers Bureau and is a member of the governing, actuarial and defaulted broker committees of Commonwealth Automobile Reinsurers. Mr. Brussard is also on the Board of Trustees of the Insurance Library Association of Boston.

        A. Richard Caputo, Jr. has served as a director of the Company since June 2001. Mr. Caputo is a Senior Principal and was a Managing Director of The Jordan Company L.P. and its predecessors, a private investment firm, since 1990. Mr. Caputo is also a Director of AmeriKing, Inc., GSFI, Inc., GSFI Holdings, Inc., Jackson Products, Inc., Universal Technical Institute, Inc. and various privately held companies. AmeriKing, Inc., was the subject of Chapter 11 proceedings, and prior to commencement of those proceedings Mr. Caputo was appointed a Vice President of that company.

        Peter J. Manning has served as a Director of the Company since September 2003. Mr. Manning retired in 2003 as Vice Chairman of FleetBoston Financial, after thirty-one years with FleetBoston Financial Corporation (formerly BankBoston) where he also held the positions of Comptroller and Executive Vice President and Chief Financial Officer. Mr. Manning started his career with Coopers & Lybrand in 1962 prior to his 1972 employment with BankBoston. He currently is a Director of Thermo Electron, Papa Gino's, and various non-profit companies and is Chairman of the Board of the Tournament Players Club of Boston.

        David K. McKown has served as Director of the Company since November 2002. Mr. McKown has been a Senior Advisor to Eaton Vance Management since 2000, focusing on business origination in real estate and asset-based loans. Mr. McKown retired in March 2000 having served as a Group Executive with BankBoston since 1993, where he focused on acquisitions and high-yield bank debt financings. Mr. McKown worked for BankBoston for over 40 years and had previously been the head of BankBoston's real estate department, corporate finance department, and a Managing Director of BankBoston's private equity unit. Mr. McKown is currently a Director of Equity Office Properties Trust, Newcastle Investment Corp., and various privately held companies.

Certain Information Regarding the Board of Directors

Meetings of the Board of Directors

        During 2003, the following meetings of the Board were held: four meetings of the full Board, four meetings of the Audit Committee, four meeting of the Compensation Committee and four meetings of the Investment Committee. All of the incumbent Directors attended at least 75% of the Board and committee meetings held while they were members during 2003. There were no meetings of the Nominating and Governance Committee in 2003 as the Board appointed this committee in late 2003.

Board Committees

        The Board has determined that Bruce R. Berkowitz, David K. McKown and Peter J. Manning are "independent directors" as determined pursuant to the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc. and the rules and regulations of the Securities and Exchange Commission. The Audit, Compensation and Nominating and Governance Committees are solely comprised of these three independent directors.

        The Audit Committee is comprised of Peter J. Manning (Chairman), Bruce R. Berkowitz and David K. McKown (the "Audit Committee"). The Board has determined that Peter J. Manning is an Audit Committee financial expert, as established by the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC"). For information regarding the functions performed by the Audit Committee, please refer to the "Report of the Audit Committee" included on page 6 of this Proxy

Statement, as well as the Charter of the Audit Committee, attached hereto in Appendix A to this Proxy Statement.

        The Compensation Committee is comprised of David K. McKown (Chairman), Bruce R. Berkowitz and Peter J. Manning (the "Compensation Committee"). For information regarding the functions performed by the Compensation Committee, please refer to the "Report of the Compensation Committee" included on page 7 of this Proxy Statement, as well as the Charter of the Compensation Committee, attached hereto in Appendix B to this Proxy Statement.

        The Nominating and Governance Committee is comprised of Bruce R. Berkowitz (Chairman), Peter J. Manning and David K. McKown (the "Nominating and Governance Committee"). For information regarding the functions performed by the Nominating and Governance Committee, please refer to the Charter of the Nominating and Governance Committee, attached hereto in Appendix C to this Proxy Statement.

        The Investment Committee is comprised of the Company's Chief Financial Officer, William J. Begley, Jr. ("CFO"), and David F. Brussard, A. Richard Caputo, Jr., and Bruce R. Berkowitz (the "Investment Committee"). The Investment Committee reviews and evaluates, as may be appropriate, information relating to the Company's invested assets, its investment policies, strategies, objectives and activities.

Board Compensation

        The Company's Bylaws provide that at the discretion of the Board, the directors may be paid their expenses, if any, at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as a director. Since the Company completed its initial public offering of Common Stock on November 27, 2002 ("IPO"), directors who are employees of the Company will not receive any compensation for serving as directors and those directors who are not employees of the Company will receive an annual retainer of $20,000 per year and the Chairman of the Audit Committee will receive an additional $10,000 per year, paid in quarterly installments. In addition, in consideration for serving as a director, Mr. Manning and Mr. McKown received a grant of options to purchase 10,000 shares of Common Stock.

Nominating and Governance Committee Policies

        Pursuant to the Charter of the Nominating and Governance Committee, adopted by the Board in March of 2004, the Nominating and Governance Committee has developed the following policies and procedures relating to the nomination process for directors of the Company and the means by which stockholders may communicate with the Board:

Stockholder Recommendations for Director-Nominees

        The Nominating and Governance Committee will consider recommendations from stockholders as to candidates to be nominated for election to the Board. A stockholder wishing to submit such a recommendation should send a letter to the Secretary of the Company at Safety Insurance Group, Inc., 20 Custom House Street, Boston, Massachusetts 02110, who will forward such recommendations to the Chairman of the Nominating and Governance Committee. Recommendations must be in writing and should include the candidate's name and qualifications for Board membership. This policy is not intended to replace the provisions in the Company's Bylaws related to stockholder nominations for director, but rather addresses the Nominating and Governance Committee's position on recommendations from stockholders for potential director-nominees. Stockholders wishing to nominate persons for director must comply with Company's Bylaws and any applicable rules of the SEC.

Director Nominee Evaluation Process

        The Nominating and Governance Committee intends to utilize a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee will regularly assess the appropriate size of the Board, and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. In evaluating candidates, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Stockholder Communications to the Board

        Stockholders may communicate directly with any member of the Board or the entire Board by sending correspondence to the Office of Investor Relations, Safety Insurance Group, Inc., 20 Custom House Street, Boston Massachusetts 02110, or emailing InvestorRelations@SafetyInsurance.com. Any such correspondence must contain a clear notation indicating that it is a "Stockholder-Director Communication," and must indicate whether the intended recipients are all members of the Board or certain specified individual directors. The Office of Investor Relations will make copies of all such correspondence and circulate them to the appropriate director or directors.

Director Attendance at Annual Meetings

        Directors are encouraged but not required to attend the Company's Annual Meetings. One director attended last year's Annual Meeting.

Minimum Qualifications for Directors

        In addition to the preceding policies and procedures adopted by the Nominating and Governance Committee at the direction of the Board, the Board and Nominating and Governance Committee continue to evaluate their position on establishing minimum qualifications for directors. The Board seeks members with diverse business and professional backgrounds and outstanding integrity, judgment and such other skills and experiences as will enhance the Board's ability to best serve the interest of the Company. The Board has not approved any criteria for nominees for director and believes that establishing such criteria is best left to an evaluation of the needs of the Company at the time the nomination is to be considered. Similarly, the Nominating and Governance Committee has not identified specific, minimum qualifications for director nominees or any specific qualities or skills that it believes are necessary for one or more of the Company's directors to possess.

REPORT OF THE AUDIT COMMITTEE

        The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company's financial reporting process, and is more fully described in its charter which the Board and the Audit Committee have adopted and is included as Appendix A to this Proxy Statement.

        Each member of the Audit Committee satisfies the definition of an "independent director" as established by Rule 4200 of the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue an opinion thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In connection with the audit of the Company's consolidated financial statements for the year ended December 31, 2003, the Audit Committee has:

  •
  reviewed and discussed the audited consolidated financial statements with management;

  •
  discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

  •
  received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and be filed with the SEC.

March 9, 2004	Respectfully submitted,
PETER J. MANNING, CHAIRMAN BRUCE R. BERKOWITZ DAVID K. MCKOWN

REPORT OF THE COMPENSATION COMMITTEE

        The primary purpose of the Compensation Committee is to establish and review the Company's compensation practices and policies, make recommendations concerning salaries and incentive compensation for the Company's employees and administer the Company's stock plans, and is more fully described in its charter which the Board and the Compensation Committee have adopted and is included as Appendix B to this Proxy Statement.

        Each member of the Compensation Committee satisfies the definition of an "independent director" as established by Rule 4200 of the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc.

        The Company's compensation program objective is to attract and retain individuals key to the future success of the Company, to motivate and reward employees in achieving the Company's business goals and to align the long-term interests of employees with those of stockholders.

        The principal components of the Company's compensation program are base salary, performance-based annual incentive compensation and long-term incentive compensation. Annual base salaries of the Company's CEO and four most highly compensated executive officers (the "Named Executive Officers") and other key executives are set at levels considered to be competitive with amounts paid to executive officers with comparable qualifications, experience and responsibilities at competing companies, based on published surveys, proxy and other information. The 2003 base salaries for the Named Executive Officers, including the Company's CEO, increased approximately 4.0% from their 2002 base salaries. The Company maintains an annual executive incentive compensation plan providing bonuses to key employees who contribute materially to the success of the Company. During 2003, annual incentive compensation under this plan was tied to the achievement of significant individual performance goals. Long-term incentive compensation is provided under the Company's 2002 Management Omnibus Incentive Plan (the "Incentive Plan"), which provides for a variety of stock-based compensation awards including nonqualified stock options, incentive stock options, stock appreciation rights ("SARs") and restricted stock awards intended to attract, retain and motivate selected officers, key employees, directors and consultants to provide superior performance over a longer period of time as well as encourage stock ownership of the Company. A factor considered in determining the grant of awards under the Incentive Plan is the contribution of each employee to the long-term performance of the Company.

        In approving the 2003 compensation package for the Company's CEO, Mr. Brussard, the Compensation Committee compared Mr. Brussard's compensation against the comparative base salaries, annual and long-term incentives and other compensation of chief executives of a peer group of property and casualty insurance companies of similar size. This review also included, but was not limited to, an assessment of the performance of the Company and its subsidiaries in terms of profitability and growth, an evaluation of its capital position and the implementation of significant cost controls and other initiatives. Mr. Brussard's base salary and potential for incentive compensation as a percentage of base salary were within the median market range. To further align Mr. Brussard's interests with those of the Company's stockholders, and as an incentive for future performance goals, the Compensation Committee approved the grant of 124,525 stock options to Mr. Brussard on March 31, 2003 pursuant to the Incentive Plan.

        The Compensation Committee will continue during 2004 to carefully consider employee compensation, and the components thereof, in relation to the Company's performance compared to that of industry performance levels for comparable companies and the performance history of the Company itself.

March 9, 2004	Respectfully submitted,
DAVID K. MCKOWN, CHAIRMAN BRUCE R. BERKOWITZ PETER J. MANNING

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 14, 2004 with respect to the beneficial ownership of shares of Common Stock by the following individuals: (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of such stock; (b) each of the Company's directors and the director nominee; (c) each of the Company's Named Executive Officers; and (d) all of the Company's directors, the director nominee and executive officers as a group. Except as stated below, each holder listed below has sole or shared investment and/or voting power with respect to the shares of Common Stock beneficially owned by the holder, subject to community property laws where applicable. The information in the table and the related notes has been furnished by or on behalf of the indicated owners.

Name and address of beneficial owner	Amount of shares beneficially owned	Percentage of class (%)(8)
(a) Security ownership of certain beneficial owners:
Fairholme Partners, L.P.(1)	1,238,649	8.0%
51 JFK Parkway Short Hills, NJ 07078
JZ Equity Partners plc(2)	1,984,004	12.8%
17a Curzon Street London, England W1J 5HS
TCW Group, Inc., on behalf of the TCW Business Unit(3)	1,066,377	6.9%
865 South Figueroa Street Los Angeles, CA 90017
Gilder, Gagnon, Howe & Co. LLC(4)	2,309,150	14.9%
1775 Broadway, 26th Floor New York, NY 10019-1995
(b) Security ownership of directors and director nominee:
David F. Brussard(5)	670,738	4.3%
Bruce R. Berkowitz(6)*	1,238,649	8.0%
A. Richard Caputo, Jr.(7)	302,027	1.9%
Peter J. Manning	0	0.0%
David K. McKown(5)	2,000	0.0%
(c) Security ownership of Named Executive Officers:
David F. Brussard(5)	670,738	4.3%
William J. Begley, Jr.(5)	128,953	0.8%
Daniel F. Crimmins(5)	180,576	1.2%
Daniel D. Loranger(5)	325,084	2.1%
Edward N. Patrick, Jr.(5)	244,863	1.6%
(d) All directors, the director nominee and executive officers as a group (11 persons)(5)	3,385,098	21.8%

*
Nominee for director.

(1)
The general partner of Fairholme Partners, L.P. is Fairholme Capital Management L.L.C., which may be deemed a beneficial owner of Common Stock owned by Fairholme Partners, L.P.

(2)
JZ Equity Partners PLC is an investment trust listed on the London Stock Exchange. Its business is to invest, primarily in the United States, in debt and equity securities recommended by Jordan/Zalanick Advisors, Inc., a Delaware corporation, based in New York, that is its sole investment advisor. The Jordan Company L.P. is an affiliate of Jordan/Zalanick Advisors, Inc. JZ Equity Partners PLC is governed by a board of independent directors.

(3)
Based on Schedule 13G, dated March 16, 2004, filed by TCW Group, Inc., on behalf of the TCW Business Unit. TCW/Crescent Mezzanine Partners III, L.P, of which TCW/Crescent Mezzanine III, LLC is the general partner and TCW/Crescent Mezzanine Management III, LLC is the investment advisor, is the record owner of 891,137 shares of Common Stock; TCW/Crescent Mezzanine Trust III, a trust of which Wilmington Trust Company is the Trustee, TCW/Crescent Mezzanine III, LLC is the managing owner and TCW/Crescent Mezzanine Management III, LLC is the investment advisor, is the record owner of 138,831 shares of Common Stock; and TCW/Crescent Mezzanine Partners III Netherlands, L.P, of which TCW/Crescent Mezzanine III, LLC is the general partner and TCW/Crescent Mezzanine Management III, LLC is the investment advisor, is the record owner of 36,409 shares of Common Stock. TCW/Crescent Mezzanine Partners III, L.P. is a voting member of TCW/Crescent Mezzanine III, LLC. TCW Asset Management Company is a member of and a sub-adviser to TCW/Crescent Mezzanine Management III, LLC and has investment and voting power with respect to each of TCW/Crescent Mezzanine Partners III, L.P., TCW/Crescent Mezzanine Trust III and TCW/Crescent Mezzanine Partners III Netherlands, L.P. TCW Asset Management Company is a wholly-owned subsidiary of The TCW Group, Inc. Voting control over The TCW Group, Inc. and approximately 52% of the equity of The TCW Group, Inc. are held by Société Générale Asset Management, S.A. Société Générale Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A. Société Générale, S.A., a corporation organized under the laws of France, may be deemed under the securities laws to be a beneficial owner of the shares of Common Stock owned by TCW/Crescent Mezzanine Partners III, L.P., TCW/Crescent Mezzanine Trust III and TCW/Crescent Mezzanine Partners III Netherlands, L.P. Société Générale, S.A.'s address is 2 place de la Coupole, 92078 Paris-La Defense Cedex, France.

(4)
Based on Schedule 13G, dated February 17, 2004, filed by Gilder, Gagnon, Howe & Co. LLC, which states sole voting power over 17,700 shares and shared dispositive power over all 2,309,150 shares.

(5)
The table includes the following shares that each individual or group of beneficial owners has the right to acquire through the exercise of vested options: Mr. Brussard—70,568 shares; Mr. McKown—2,000 shares; Mr. Begley—16,515 shares; Mr. Crimmins—18,462 shares; Mr. Loranger—28,523 shares; Mr. Patrick—16,515 shares; and all directors, the director nominee and executive officers as a group—158,972 shares.

(6)
Mr. Berkowitz is the Managing Member of the general partner of Fairholme Partners, L.P., and as such Mr. Berkowitz has investment and voting power with respect to the shares owned by Fairholme Partners, L.P. and may be deemed a beneficial owner of shares of Common Stock owned by Fairholme Partners, L.P.

(7)
Mr. Caputo is a Senior Principal of The Jordan Company L.P., the private investment firm that sponsored management's buyout of the Company in October 2001. For further discussion of this buyout (the "Acquisition"), see "Certain Relationships and Related Transactions."

(8)
Percentages based upon 15,493,662 shares beneficially owned comprised on 15,334,690 shares of Common Stock outstanding and eligible to vote on the Record Date and 158,972 shares of Common Stock all directors, the director nominee and executive officers have the right to acquire through the exercise of vested options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities, if any. Executive officers, directors and greater than ten percent beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on the Company's review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with except that David F. Brussard, William J. Begley, Jr., Daniel F. Crimmins, Robert J. Kerton, David E. Krupa and Edward N. Patrick, Jr., each filed one late Form 4, which triggered an obligation to file a Form 5 (each of which was filed late), regarding their acquisition of stock options granted by the Compensation Committee on March 31, 2003, and Daniel D. Loranger filed one late Form 4, which triggered an obligation to file a Form 5 (which was filed late), regarding his acquisition of stock options granted by the Compensation Committee on both March 31, 2003 and November 27, 2002.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

Summary Compensation Table

        The following table sets forth all plan and non-plan compensation awarded to, earned by or paid to the Company's CEO and the other Named Executive Officers at the end of fiscal year December 31, 2003.

Long-Term Compensation Awards
Annual Compensation
Securities Underlying Options/ SARs (#)(2)
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation (1)			All Other Compensation (3)
David F. Brussard President and Chief Executive Officer	2003 2002 2001	$ $ $	535,052 513,338 500,460	$ $ $	476,395 391,933 758,750	$ $	— 186,518 —	124,525 166,050 36,463	$ $ $	243,472 162,394 1,062,477
William J. Begley, Jr. Vice President, Chief Financial Officer, and Secretary	2003 2002 2001	$ $ $	156,000 148,088 127,056	$ $ $	139,403 101,188 151,750	$ $	— 34,371 —	30,450 36,900 6,719	$ $ $	58,964 53,573 265,288
Daniel F. Crimmins Vice President	2003 2002 2001	$ $ $	174,000 166,927 162,756	$ $ $	165,466 112,630 —	$ $ $	— 50,652 —	41,860 29,520 9,902	$ $ $	73,775 55,289 361,737
Daniel D. Loranger Vice President	2003 2002 2001	$ $ $	252,580 242,314 236,256	$ $ $	222,665 157,220 151,750	$ $ $	— 93,211 —	58,175 55,350 18,222	$ $ $	97,934 64,181 541,505
Edward N. Patrick, Jr. Vice President	2003 2002 2001	$ $ $	241,354 231,545 225,756	$ $ $	151,829 136,051 151,750	$ $ $	— 72,360 —	30,450 36,900 14,146	$ $ $	88,178 57,587 532,389

(1)
The amounts shown in 2002 reflect the value of SARs earned and paid during 2002, which became fully vested and were automatically exercised at the close of the IPO. Refer to footnote (2) for securities underlying these SARs.

(2)
The number of securities shown in 2003 and 2002 reflect stock options granted. The number of securities in 2001 reflect SARs granted, which were subsequently earned and paid in 2002 at the close of the Company's IPO—see footnote (1) above.

(3)
The 2003 amounts under "All Other Compensation" consist of (A) an annual executive incentive compensation plan bonus earned in 2003 (Mr. Brussard—$203,807; Mr. Begley—$47,108; Mr. Crimmins—$53,346; Mr. Loranger—$74,706; and Mr. Patrick—$68,865); (B) employer matching contributions paid in 2003 to the Company's 401(k) retirement plan on behalf of each Named Executive Officer (Mr. Brussard, Mr. Loranger and Mr. Patrick—$10,500 each, Mr. Crimmins—$10,407 and Mr. Begley—$9,000); (C) employer matching contributions paid in 2003 to the Company's executive incentive compensation plan on behalf of three of the Named Executive Officer (Mr. Brussard—$21,500, Mr. Loranger—$4,606, and Mr. Patrick—$3,935); (D) term life insurance premiums (Mr. Brussard—$2,665, Mr. Begley—$856, Mr. Crimmins—$8,022, Mr. Loranger—$6,122, and Mr. Patrick—$2,878); and (E) a holiday gift paid in 2003 ($2,000 to each Named Executive Officer except $5,000 to Mr. Brussard).

Option Grants in 2003

        The following table contains information concerning certain options to purchase shares of Common Stock ("Options") granted to the CEO and the other Named Executive Officers in 2003.

	Individual Grants
	Number of Securities Underlying Option Granted (#)(1)	Percent of Total Options Granted to Employees in 2003			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Ten Year Term (4)
Name			Exercise Price per Share (2)	Expiration Date (3)
					5%	10%
David F. Brussard	124,525	31.1%	$13.03	3/31/2013	1,020,420	2,585,944
William J. Begley, Jr.	30,450	7.6%	$13.03	3/31/2013	249,522	632,339
Daniel F. Crimmins	41,860	10.4%	$13.03	3/31/2013	343,022	869,284
Daniel D. Loranger	58,175	14.5%	$13.03	3/31/2013	476,715	1,208,089
Edward N. Patrick, Jr.	30,450	7.6%	$13.03	3/31/2013	249,522	632,339

(1)
Granted under the Incentive Plan.

(2)
The exercise price is equal to the closing price of the Common Stock on the March 31, 2003 date of grant.

(3)
The options have a ten-year term and vest in three annual installments of 30% on March 31, 2004, 30% on March 31, 2005 and the remaining 40% on March 31, 2006.

(4)
The dollar amount set forth under these columns are the result of required calculations made at assumed 5% and 10% annual appreciation rates above the $13.03 per share exercise price noted in (2) from the grant date through the expiration date, less the exercise price. These amounts are not intended to indicate actual or projected future price appreciation, if any, of the Common Stock.

Option Values at December 31, 2003

        The following table sets forth information with respect to each Named Executive Officer concerning the number and value of options held as of December 31, 2003.

	Number of Securities Underlying Unexercised Options at December 31, 2003 (#)(1)		Value of Unexercised In-the-Money Options at December 31, 2003 (2)
Name
	Exerciseable	Unexerciseable	Exerciseable	Unexerciseable
David F. Brussard	33,210	257,365	$169,703	$1,186,874
William J. Begley, Jr.	7,380	59,970	$37,712	$275,083
Daniel F. Crimmins	5,904	65,476	$30,169	$291,467
Daniel D. Loranger	11,070	102,455	$56,568	$463,625
Edward N. Patrick, Jr.	7,380	59,970	$37,712	$275,083

(1)
The options were granted in 2003 and 2002 under the Incentive Plan. The 2003 options have ten-year terms and vest in three annual installments of 30%, 30% and 40%. The 2002 options have ten-year terms and vest in five equal installments beginning on the first anniversary of their November 27, 2002 grant date. The exerciseable options are from the 2002 grant. No options were exercised as of December 31, 2003.

(2)
The dollar amounts set forth under these columns are the result of calculations based on the difference between the option exercise prices ($13.03 for the 2003 grant and $12.00 for the 2002 grant) and the $17.11 closing price per share of the Common Stock on December 31, 2003.

Employment-Related Agreements

        The Company has entered into certain agreements with the Named Executive Officers and with a number of other key executives.

        David F. Brussard.    Under his employment agreement with the Company, Mr. Brussard has agreed to serve as CEO and President of the Company for an initial term ending December 31, 2006 and automatically renewing for successive one-year terms thereafter, subject to at least 180 days' advance notice by either party of a decision not to renew the employment agreement. Under the terms of the employment agreement effective October 16, 2001, Mr. Brussard is entitled to receive an initial annual base salary of $514,473, to be increased on an annual basis to reflect increases in the cost of living index specified therein. As determined in the sole discretion of the Board, Mr. Brussard will also be paid an annual bonus of not less than 35% of the total amount of bonuses paid in such year to persons that were high-ranking officers of the Company on October 16, 2001. In addition, Mr. Brussard was paid a transaction bonus of $217,863 on March 31, 2002 and was paid a transaction bonus of $200,000 on March 31, 2003, respectively, as a result of the consummation of the Acquisition. Mr. Brussard is also entitled to certain perquisites, including reimbursement of expenses, paid vacations, health, life and other similar insurance benefits and a car, all as determined by the Board.

        Other Named Executive Officers.    On October 16, 2001, the Company entered into employment contracts with each of Mr. Begley, Mr. Crimmins, Mr. Loranger and Mr. Patrick. Each of these employment agreements has an initial term ending December 31, 2004 and automatically renews for successive one-year terms unless either party provides written notice not to renew at least 180 days prior to the scheduled expiration date.

        Under their respective employment agreements effective on October 16, 2001, Messrs. Begley, Crimmins, Loranger and Patrick are entitled to receive initial annual base salaries of $150,000, $167,307, $242,865, and $232,071, respectively, to be increased on an annual basis to reflect increases in the cost of living index specified therein. As determined in the sole discretion of the Board, Messrs. Begley, Crimmins, Loranger and Patrick are paid an annual bonus based on their performance. In addition, Messrs. Begley, Crimmins, Loranger and Patrick were paid transaction bonuses of $39,644, $53,699, $80,634 and $80,634, respectively, on March 31, 2002 as a result of the consummation of the Acquisition, and are also entitled to certain perquisites, including reimbursement of expenses, paid vacations, health, life and other similar insurance benefits. Mr. Crimmins will also be provided the use of a car of such make and model and upon such terms and conditions as the Board shall determine.

        Provisions Common to Each Named Executive Officer's Employment Agreement.    Certain provisions are common to each of the Named Executive Officers' employment agreements. These common provisions include, among other things, the following:

  •
  if the executive's employment is terminated by the Company for a reason other than cause, death, disability or continuous poor performance, or is terminated by the executive for good reason or as a result of the Company's willful and material violation of the Named Executive Officer's employment agreement or certain other agreements between the executive and the Company, then the Company will pay the executive his full annual salary and provide other customary benefits through the remaining portion of the term of his employment agreement;

  •
  each executive has agreed not to disclose confidential information of the Company; and

  •
  each executive has agreed not to compete against the Company during any period in which he is being paid pursuant to the terms of his employment agreement.

Executive Incentive Compensation Plan

        The Company established its Executive Incentive Compensation Plan so that it and related companies may provide executive and management employees selected by the Board, including the Named Executive Officers, with an opportunity to build additional financial security, thereby attracting and retaining key employees. All of the Named Executive Officers are eligible for this plan. Under this plan, an annual allocation amount is made to a bonus pool as of the last day of each calendar year, beginning with calendar year 2002 and ending with the calendar year before the calendar year in which a change of control occurs. The annual allocation amount for each year is based on a percentage of the combined statutory net income of the Insurance Subsidiaries.

        At the end of each calendar year, the Board reviews the performance of eligible individuals, and in its sole discretion, allocates the entire amount in the bonus pool among such eligible individuals. The portion of the bonus pool allocated to an eligible individual is credited to an account established for the individual. Amounts credited to individual accounts do not accrue interest or earn income of any kind. The balance of an individual's account is distributed in a lump sum as soon as practicable after the first day on which the individual is no longer employed by the Company or any related company, regardless of the reason for termination of employment. The plan may be amended or terminated by the Board at any time, provided that no amendment or termination may materially adversely affect the rights of any participant with respect to the calendar years ended prior to the date on which such amendment or termination is adopted by the Board.

        The Named Executive Officers earned the second annual bonus in 2003 under the Executive Incentive Compensation Plan in an aggregate amount of $447,832, consisting of Messrs. Brussard, Begley, Crimmins, Loranger and Patrick who earned $203,807, $47,108, $53,346, $74,706 and $68,865, respectively.

        On August 21, 2003, our Board approved an amendment to the Executive Incentive Compensation Plan to provide a deferred compensation benefit with a supplemental matching provision that mirrors the Company's current 401(k) retirement plan. In accordance with this amendment, the Company made a matching contribution in an amount equal to 75% of the first 8% the Named Executive Officer contributed over such Named Executive Officer's applicable 401(k) limit during 2003. As such, the Company paid employer matching contributions for 2003 to the Company's Executive Incentive Compensation Plan on behalf of three of the Named Executive Officers (Mr. Brussard—$21,500, Mr. Loranger—$4,606 and Mr. Patrick—$3,935).

2002 Management Omnibus Incentive Plan

        Our Board has adopted the Incentive Plan to attract, retain and motivate selected officers, key employees, directors and consultants of the Company through the granting of stock-based compensation awards. The Incentive Plan provides for a variety of awards, including nonqualified stock options, incentive stock options (within the meaning of Section 422 of the Internal Revenue Code), SARs and restricted stock awards. The maximum number of shares of Common Stock with respect to which awards may be granted under the Incentive Plan is 1,250,000 after adjustment for the stock dividend declared in connection with the IPO. This share limitation and the per-share price of such shares are subject to adjustment to reflect stock splits, stock dividends and changes in the Company's capital structure. Shares of stock covered by an award under the Incentive Plan that are forfeited will again be available for issuance in connection with future grants of awards under the plan.

        The Compensation Committee of the Board will have broad authority to administer the Incentive Plan, including the authority to select plan participants, determine when awards will be made, determine the type and amount of awards, determine the exercise price of options and SARs, determine any limitations, restrictions or conditions applicable to each award, determine the terms of any instrument that evidences an award, determine the manner in which awards may be exercised and interpret the Incentive Plan's provisions. Awards under the Incentive Plan are generally granted for a ten-year term, but may terminate earlier if the participant's employment terminates before the end of such term. The exercise price for each option granted under the Incentive Plan will be the fair market value of a share of Common Stock on the date of grant. The exercise price of options granted under the Incentive Plan may be paid (i) in cash, (ii) by delivery of previously-acquired shares of Common Stock, (iii) by any combination of (i) and (ii), (iv) pursuant to a cashless exercise program through an independent broker (as permitted by applicable law), or (v) by any other means the committee approves, in its discretion.

        If, while any award granted under the Incentive Plan remains outstanding, a change of control of the Company occurs, then all stock options and SARs outstanding at the time of the change of control will become exercisable in full immediately prior to the change of control and all restrictions with respect to restricted stock awards settled by a payment in cash or shares (at the Compensation Committee's discretion) to each holder.

        The Incentive Plan may be suspended, amended or terminated at any time by the Board, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, no amendment or termination of the Incentive Plan may, without the affected individual's consent, alter or impair any rights or obligations under any award previously granted under the Incentive Plan.

        The Compensation Committee administers the stock plans and determines the terms of awards granted, including the exercise price, the number of shares subject to individual awards and the vesting period of awards. In the case of options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code granted under the Incentive Plan, the Compensation Committee will consist of two or more "outside directors" within the meaning of Section 162(m). In addition, before such performance-based compensation is paid, the material terms of the Company's stock plans will be presented to and approved by a majority vote of the Company's stockholders.

        On February 20, 2003, the Compensation Committee approved the grant of options to purchase 99,000 shares of Common Stock at the $13.30 per share closing price of the stock on the grant date to a 49 member group of the Company's employees. These grants were effective on the February 20, 2003 grant date, have a ten year term and vest in five equal annual installments beginning on the first anniversary date of these grants.

        On March 12, 2003, the Compensation Committee approved the grant of options to purchase 292,000 shares of Common Stock at the $13.03 per share closing price of the stock on the grant date to each of the Company's seven member executive management team, comprised of the five Named Executive Officers, Robert J. Kerton and David E. Krupa (the "Management Team"). These option grants were made to each of the Named Executive Officers, to purchase the following number of shares of Common Stock: of 124,525 to Mr. Brussard, 30,450 to Mr. Begley, 41,860 to Mr. Crimmins, 58,175 to Mr. Loranger and 30,450 to Mr. Patrick. These grants were effective on the March 31, 2003 grant date, have a ten year term and vest in three annual installments of 30%, 30% and 40% beginning on the first anniversary date of these grants.

        On August 21, 2003, the Compensation Committee approved the grant of options to purchase 10,000 shares of Common Stock at the $15.89 per share closing price of the stock on the grant date to one of the Company's directors. This grant was effective on August 21, 2003, has a ten year term and vests in five equal annual installments beginning on the first anniversary date of this grant.

Equity Compensation Plan Information

        The following table sets forth information regarding all of the Company's equity compensation plans as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	771,000	$12.59	479,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	771,000	$12.59	479,000

(1)
This information pertains to grants made under our 2002 Management Omnibus Incentive Plan. This plan was approved by our security holders and our Board and was effective prior to the November 27, 2002 date of our IPO. For more detailed information on this plan, see the narrative information above the table and refer to Note 6, Employee Benefit Plans—Management Omnibus Incentive Plan in our December 31, 2003 audited financial statements filed in our Form 10-K with the SEC on March 15, 2004.

Safety Insurance 401(k) Retirement Plan

        In 1995, upon the inception of the employer stock ownership plan ("ESOP"), management discontinued all employer and employee contributions to its then existing qualified defined contribution profit-sharing/retirement plan (the "Retirement Plan"). As a result, the rights of each participant to his /her account on the date of the discontinuance of contributions, to the extent of the fair market value under the general investment fund, became fully vested and nonforfeitable.

        With the termination of the ESOP, the Company re-established the previously frozen Retirement Plan, effective January 1, 2002. The Retirement Plan is a defined contribution plan which is available to all eligible employees of the Company. An employee must be 21 years of age to be eligible to participate in the Retirement Plan, and was allowed to contribute on a pre-tax basis up to the maximum allowed under federal law. The Retirement Plan is administered by the Company and is subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). Under the Retirement Plan, the Company shall make a matching contribution in an amount equal to 75% of the first 8% the participant contributed during the Retirement Plan year to those participants who during the Retirement Plan year have contributed from their pay to their Retirement Plan account, who started working for the Company by July 1, who worked 1,000 hours and who were employed on the last day of the Retirement Plan year.

Section 162(m)

        Section 162(m) of the Internal Revenue Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1.0 million for compensation paid to the Company's Named Executive Officers determined at the end of each year. Under a special rule that applies to corporations that become public through an IPO, this limitation in Section 162(m) generally will not apply to compensation that is paid under the Company's Executive Incentive Compensation Plan, 2001 Restricted Stock Plan and Incentive Plan before the first meeting of the Company's stockholders in 2006 at which directors will be elected.

        Performance-based compensation that meets certain requirements, including stockholder approval, is excluded from this limitation under Section 162(m). In general, compensation qualifies as performance-based compensation under Section 162(m) if (1) it is conditioned on the achievement of one or more pre-established, objective performance goals, (2) such goal or goals are established by a committee of the Board consisting solely of two or more outside directors and (3) material terms of the performance goals under which the compensation is payable are disclosed to, and subsequently approved by, the corporation's stockholders prior to payment. Although awards granted under the Incentive Plan are temporarily exempt from the limitations of Section 162(m), the plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m) once the exemption expires. The Compensation Committee consists of two or more "outside directors" within the meaning of Section 162(m) and before such performance-based compensation is paid, the material terms of the Company's stock plans will be presented to and approved by a majority vote of the Company's stockholders.

Compensation Committee Interlocks and Insider Participation

        The Company's Compensation Committee consists of David K. McKown (Chairman), Bruce R. Berkowitz and Peter J. Manning, who are three independent non-employee directors who have no "interlocking" relationships as defined by the SEC, or other relationships with the Company that would call into question their independence as a member of the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company's Management Team and a group of investors organized by The Jordan Company (the "Investors") consummated the Acquisition of Thomas Black Corporation, the holding company for Safety Insurance Company, on October 16, 2001. The following discussion summarizes material agreements the Company entered into in connection with the Acquisition. Also see "Executive Compensation and Other Transactions."

        Each member of the Management Team issued a recourse promissory note to, and entered into a pledge agreement with the Company. Pursuant to the notes, the Company loaned these officers an aggregate of $695,000 on October 16, 2001 in order for them to purchase our common stock in connection with the Acquisition, as follows: $244,875 to Mr. Brussard, $45,125 to Mr. Begley, $66,500 to Mr. Crimmins, $64,125 to Mr. Kerton, $57,000 to Mr. Krupa, $122,375 to Mr. Loranger and $95,000 to Mr. Patrick. Pursuant to the pledge agreements, the Management Team pledged the Common Stock to the Company as security for the loans made under the notes. Each note bears interest at a rate of 5% annually and is due and payable on the earlier of December 31, 2011 or 90 days after the Management Team member ceases to be the Company's employee. Each employee may prepay his note at any time without penalty. The largest aggregate amount of indebtedness, including interest, outstanding at any time since the inception of these loans is as follows for each officer as of April 14, 2004: $261,396 for Mr. Brussard, $48,400 for Mr. Begley, $71,325 for Mr. Crimmins, $68,807 for Mr. Kerton, $61,127 for Mr. Krupa, $130,970 for Mr. Loranger and $100,285 for Mr. Patrick. During 2003 Mr. Brussard, Mr. Crimmins, Mr. Krupa, Mr. Loranger and Mr. Patrick paid their loans off in full. During 2004, Mr. Begley and Mr. Kerton paid their loans off in full.

        Also at the Acquisition, each member of the Management Team entered into an agreement under which he agreed not to receive certain bonuses to which he would have been entitled following the closing. These bonuses, which would have been payable over the three years following the closing assuming the members of the Management Team remained employed by the Company or left employment for good reason, would have totaled $16.0 million in the aggregate.

        At the closing of the Acquisition, the Company entered into a stockholders agreement with the Management Team and the other Investors. Upon the IPO, all of the provisions of the stockholders agreement terminated, except for the provisions that entitle the parties to rights to register their Common Stock in specified circumstances.

COMMON STOCK PERFORMANCE GRAPH

        Set forth below is a line graph comparing the dollar change in the cumulative total stockholder return on the Company's Common Stock, for the period beginning on November 27, 2002 (the close of the Company's IPO and first trade date for the Company's common stock) and ending on December 31, 2003, with the cumulative total return of the NASDAQ Stock Market Index and a peer group comprised of six selected property & casualty insurance companies over the same period. The peer group consists of Baldwin & Lyons, Inc., the Commerce Group, Inc., Mercury General Corp., State Auto Financial Corp., Selective Insurance Group, Inc., and 21st Century Insurance Group, which has been weighted according to each peer's respective aggregate market capitalization on the November 27, 2002 measurement point. The graph shows the change in value of an initial $100 investment on November 27, 2002, assuming re-investment of all dividends.

Comparative Cumulative Total Returns since 11/27/2002 IPO Among
Safety Insurance Group, Inc.,
Property & Casualty Insurance Peer Group and the NASDAQ Stock Market Index

$140
$130
$120
$110
$100
$90
$80
$134
$133
$122
$111
$100
$97
$90
11/27/2002
12/31/2002
12/31/2003

	11/27/2002	12/31/2002	12/31/2003
Safety Insurance Group, Inc.	$100	$111	$133
Property & Casualty Insurance Peer Group	$100	$97	$122
NASDAQ Stock Market Index	$100	$90	$134

INDEPENDENT PUBLIC ACCOUNTANTS

        PricewaterhouseCoopers LLP ("PwC") are the Company's principal accountants for the most recently completed fiscal year ended December 31, 2003. The Audit Committee of the Board selected PwC to continue as the Company's independent accountants for fiscal year 2004 at their March 25, 2004 meeting. Representatives of PwC are expected to be present at the 2004 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees Billed for Services Performed Related to 2003 and 2002 Services

        Audit Fees.    Aggregate fees billed were $399,936 and $1,013,595 for 2003 and 2002, respectively. The 2003 fees solely related to the year-end audit of the Company's consolidated financial statements including the Company's quarterly reviews. The 2002 fees consisted of $259,839 for the 2002 year-end audit of the Company's consolidated financial statements including the Company's quarterly reviews and $753,756 for 2002 audit services provided on the IPO and other capital raising activities.

        Audit-Related Fees.    Aggregate fees billed were $37,105 and $15,000 for 2003 and 2002, respectively. The 2003 fees related to employee benefit plan audits and Sarbanes-Oxley Act Section 404 services. The 2002 fees solely related to employee benefit plan audits.

        Tax Fees.    Aggregate fees billed were $97,100 and $133,620 for 2003 and 2002, respectively, for tax compliance and consulting services.

        All Other Fees    Aggregate fees billed were $1,400 for both 2003 and 2002 for the Company's licensing of PwC proprietary research tools.

        The Audit Committee has considered and determined that the provision of non-audit services are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Audit Committee's Pre-Approval Policies and Procedures

        The Company's Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company's auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

OTHER MATTERS

Inspectors of Election

        EquiServe Trust Company, N.A., P.O. Box 219045, Kansas City, MO 64121-9045, 1-816-843-4299, www.equiserve.com, has been appointed as Inspectors of Election for the Company's 2004 Annual Meeting. Representatives of EquiServe will attend the 2004 Annual Meeting to receive votes and ballots, supervise the counting and tabulating of all votes and ballots, and determine the results of the vote.

Available Information

        The Company is subject to the informational reporting requirements of the Exchange Act of 1934. In accordance therewith, the Company files reports, proxy statements and other information with the SEC. The Company will provide to any stockholder, upon request and without charge, copies of all documents (excluding exhibits unless specifically requested) filed with the SEC. Written, telephone, fax or e-mail requests should be directed to the Office of Investor Relations, Safety Insurance Group Inc., 20 Custom House Street, Boston, MA 02110, Tel: 877-951-2522, Fax: 617-603-4837, or e-Mail to InvestorRelations@SafetyInsurance.com. These documents are also made available on the Company's website, www.SafetyInsurance.com, as soon as reasonably practicable after each press release and SEC Report is filed with, or furnished, to the SEC.

Stockholder Proposals for the 2005 Annual Meeting of Stockholders

        Stockholder proposals (other than those proposals to nominate persons as directors) must be received in writing by the CFO of the Company no later than December 11, 2004 and must comply with the requirements of the SEC in order to be considered for inclusion in the Company's Proxy Statement relating to the Annual Meeting to be held in 2005.

By Order of the Board of Directors,

WILLIAM J. BEGLEY, JR. Vice President, Chief Financial Officer and Secretary

APPENDIX A

Safety Insurance Group, Inc.

AUDIT COMMITTEE CHARTER

As approved by the Audit Committee and Board on March 25, 2004

I. General Statement of Purpose

        The Audit Committee of the Board of Directors (the "Audit Committee") of Safety Insurance Group, Inc. (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of: (i) the integrity of financial statements of the Company; (ii) the independent auditor's qualifications and independence; (iii) the performance of the Company's internal audit function and independent auditors; and (iv) the Company's procedures for compliance with legal and regulatory requirements.

II. Audit Committee Composition

        The Committee shall be comprised of a minimum of three directors as appointed by the Board, who shall meet the independence and audit committee composition requirements of the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc., as may be modified or supplemented, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, the rules and regulations of the U.S. Securities and Exchange Commission (the "Commission") and any applicable requirements of state law. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet and statements of operations, comprehensive income and cash flows, and to the extent required, at least one member shall be an "Audit Committee Financial Expert" as such term is defined by the Commission.

        The members of the Audit Committee shall be elected by the Board and shall continue to serve as such until the next annual meeting of the Board or until their respective successors are designated. Any vacancy that might arise in the membership of the Audit Committee shall be filled by appointment of the Board.

III. Meetings

        The Audit Committee will meet as often as may be deemed necessary or appropriate and at such times and places as it shall determine, but not less frequently than quarterly. The Audit Committee will meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee will record the actions taken at such meetings and will report to the Board with respect to its meetings.

IV. Responsibilities and Authority

        The Audit Committee shall have the sole authority to appoint, replace, determine funding for, and oversee the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall preapprove all auditing and review services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor in accordance with applicable rules and regulations.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

        The Audit Committee shall be responsible for (i) ensuring its receipt of a formal written statement delineating all relationships between the independent auditor and the Company from the independent auditors, consistent with Independence Standards Board Standard No. 1., as may be modified or supplemented; (ii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (iii) taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditor.

        The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

V. Audit Committee Principal Processes

        The principal processes of the Audit Committee will generally include the following which are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate:

  A.
  Financial Statement and Disclosure

  1.
  Review and discuss with management and the independent auditor the annual earnings release and annual audited financial statements, including disclosures made in management's discussion and analysis.

  2.
  Review and discuss with management and the independent auditor the Company's quarterly earnings releases and quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in management's discussion and analysis and the results of the independent auditor's review of the quarterly financial statements.

  3.
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

  4.
  Review and discuss quarterly reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  5.
  Review management's conclusions about the Company's disclosure controls and procedures.

  6.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

    7.
    Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  B.
  Oversight of the Company's Relationship with the Independent Auditor

  1.
  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors.

  2.
  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

  C.
  Oversight of the Company's Internal Audit Function

  1.
  Review the appointment and replacement of the senior internal auditing executive.

  2.
  Review the significant reports to management prepared by the internal auditing department and management's responses.

  3.
  Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

VI. Limitation of Audit Committee's Role

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles or the rules of the Commission. Such responsibilities are the duty of management and the independent auditor.

APPENDIX B

Safety Insurance Group, Inc.

COMPENSATION COMMITTEE CHARTER

As approved by the Compensation Committee and Board on March 25, 2004

        This Charter (this "Charter") of the Compensation Committee (the "Committee") has been adopted by the Board of Directors (the "Board") of Safety Insurance Group, Inc. (the "Company").

I. General Statement of Purpose

        The Committee shall assist in fulfilling the Board's oversight responsibilities relating to compensation including, but not limited to: (i) reviewing and making recommendations to the Board on the Company's compensation practices and policies; (ii) determining or recommending to the Board for determination, the salaries and incentive compensation of the Chief Executive Officer and all other executive officers; and (iii) administering and interpreting the Company's equity-based plans. The Committee shall also prepare the report required to be included in the Company's annual proxy statements pursuant to the rules promulgated by the United States Securities and Exchange Commission.

II. Responsibilities and Authority

        In furtherance of this purpose, the Committee shall have the following responsibilities and authority:

    a.
    The Committee shall approve, and review at least annually, the terms of any agreement providing for the compensation of the Chief Executive Officer. If there is no such agreement in place, or if such agreement provides for compensation based upon a determination by the Board, the Committee shall determine, or recommend to the Board for determination, the Chief Executive Officer's annual compensation, including salary, bonus, incentive and equity compensation.

    b.
    The Committee shall approve, and review at least annually, the terms of any agreement providing for the compensation of any executive officer of the Company. If there is no such agreement in place, or if such agreement provides for compensation based upon a determination by the Board, the Committee shall determine, or recommend to the Board for determination, the annual compensation, including salary, bonus, incentive and equity compensation of such executive officers.

    c.
    To consider and take actions with respect to adoption, amendment, administration or termination of long-term incentive plans, equity/stock plans (subject to paragraph 4 below), retirement or pension plans, and other plans related to compensation of current and former employees of the Company.

    d.
    To review the terms and conditions of compensation and incentive plans, evaluate the performance of compensation and incentive plans, and approve, and recommend to the Board for its approval, the initial adoption of any equity-based plans and any material modifications to such plans (such as an increase in the number of shares of the Company's common stock available for grant thereunder) as the Committee deems appropriate.

    e.
    To recommend to the Board the compensation of outside directors.

B-1

    f.
    To delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

    g.
    To exercise such additional powers as may be reasonably necessary, in the Committee's discretion, to fulfil its responsibilities hereunder.

III. Outside Advisors

        The Committee, acting by majority vote, shall have the authority to retain and terminate compensation consultants to assist in the evaluation of Chief Executive Officer or executive officer compensation, including sole authority to approve such consultants' fees and any other retention terms. The Committee, acting by majority vote, shall also have sole authority to obtain advice and assistance from internal or external legal, accounting or other advisors to assist the Committee in fulfilling its responsibilities hereunder.

IV. Annual Evaluation

        The Committee shall review this Charter annually and recommend to the Board any improvements to this Charter it deems necessary.

V. Membership

        The Committee shall consist of no fewer than two (2) directors, as determined by the Board. Each Committee member shall meet the independence requirements of the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc., as determined by the Board, and any other requirements set forth in applicable laws, rules and regulations.

        Committee members shall be appointed annually by a majority vote of the Board on the recommendation of the Nominating and Corporate Governance Committee. The Committee members may be removed, with or without cause, by a majority vote of the Board.

VI. Chairman

        The Committee shall include a Committee chairman. The Committee chairman shall be appointed by a majority vote of the Board. The Committee chairman shall be entitled to chair all regular sessions of the Committee, add topics to the agenda, and cast a vote to resolve any ties.

VII. Meetings

        The Committee shall meet as often as necessary to carry out its responsibilities, but at least twice yearly. The Committee chairman may call a Committee meeting upon due notice of each other Committee member at least forty-eight (48) hours prior to the meeting, unless such notice is waived by any Committee member not receiving such notice. Any Committee member may request the Committee chairman to call a meeting. A majority of Committee members, acting in person or by proxy, shall constitute a quorum. The Committee shall be responsible for maintaining minutes and other applicable records of each Committee meeting. The Committee shall report its actions and recommendations to the Board after each Committee meeting.

        The Committee may invite to, or exclude from, its meetings any individual it deems appropriate in order to carry out its responsibilities.

B-2

APPENDIX C

Safety Insurance Group, Inc.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

As approved by the Nominating and Governance Committee and Board on March 25, 2004

        This Charter (this "Charter") of the Nominating and Governance Committee (the "Committee") has been adopted by the Board of Directors (the "Board") of Safety Insurance Group, Inc. (the "Company").

I. General Statement of Purpose

        The Committee shall assist the Board in identifying individuals qualified to become Board members, recommend that the Board select director nominees for annual shareholders' meetings, take a leadership role in shaping the Company's corporate governance and oversee the evaluation of the Board, management and the Board committees.

II. Responsibilities and Authority

        In furtherance of this purpose, the Committee shall have the following responsibilities and authority:

  1.
  To lead the search for individuals qualified to become Board members to the extent necessary to fill vacancies on the Board or as otherwise desired by the Board.

  2.
  To develop and recommend to the Board for its approval a policy regarding director nominees recommended by shareholders, including the procedures to be followed by shareholders in submitting such recommendations. The Committee shall assess the adequacy of such policy on an annual basis, or more frequently as circumstances dictate, and recommend changes to the Board.

  3.
  To develop a process for identifying and evaluating director nominees. The Committee shall assess the adequacy of such process on an annual basis, or more frequently as circumstances dictate, and implement any changes to such policy as determined by a majority vote of the Committee.

  4.
  To conduct all necessary and appropriate inquiries into the background and qualifications of each possible director nominee.

  5.
  To make an annual report to the Board on emergency as well as expected CEO succession planning. The full Board will work with the Committee to recommend and evaluate potential successors to the CEO.

  6.
  To develop a process for shareholders of the Company to send communications to the Board. The Committee shall assess the adequacy of such process on an annual basis, or more frequently as circumstances dictate, and implement any changes to such policy as determined by a majority vote of the Committee.

  7.
  To develop and recommend to the Board for its approval a policy regarding Board members' attendance at annual meetings. The Committee shall assess the adequacy of such policy on an annual basis, or more frequently as circumstances dictate, and recommend changes to the Board.

  8.
  To review written communications from shareholders concerning the Company's annual general meeting and governance process and make recommendations to the Board as necessary.

C-1

  9.
  To annually review and reassess the adequacy of the Company's Code of Business Conduct and recommend changes to the Board as necessary.

  10.
  To review requests from directors and executive officers of the Company for waivers from the Company's Code of Business Conduct, to make recommendations to the Board concerning such requests, and to review any required disclosures relating to such waivers.

  11.
  To review and approve all related-party transactions, as such term is defined in the NASDAQ Marketplace Rules.

  12.
  To delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

  13.
  To exercise such additional powers as may be reasonably necessary, in the Committee's discretion, to fulfill its responsibilities hereunder.

III. Outside Advisors

        The Committee, acting by majority vote, shall have sole authority to retain and terminate any search firm employed to identify director nominees, including sole authority to approve the search firm's fees and any other retention terms. The Committee, acting by majority vote, shall also have sole authority to obtain advice and assistance from internal or external legal, accounting, or other advisors to assist the Committee in fulfilling its responsibilities hereunder.

IV. Annual Evaluation

        The Committee shall review this Charter annually and recommend to the Board any improvements to this Charter it deems necessary.

V. Membership

        The Committee shall consist of no fewer than two (2) directors, as determined by the Board. Each Committee member shall meet the independence requirements of the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc., as determined by the Board, and any other requirements set forth in applicable laws, rules and regulations. The Committee members shall be appointed annually, and may be removed, with or without cause, by a majority vote of the Board.

VI. Chairman

        The Committee shall include a Committee chairman. The Committee chairman shall be appointed by a majority vote of the Board. The Committee chairman shall be entitled to chair all regular sessions of the Committee, add topics to the agenda, and cast a vote to resolve any ties.

VII. Meetings

        The Committee shall meet as often as necessary to carry out its responsibilities, but at least twice yearly. The Committee chairman may call a Committee meeting upon due notice of each other Committee member at least forty-eight (48) hours prior to the meeting, unless such notice is waived by any Committee member not receiving such notice. Any Committee member may request the Committee chairman to call a meeting. A majority of Committee members, acting in person or by proxy, shall constitute a quorum. The Committee shall be responsible for maintaining minutes and other applicable records of each Committee meeting. The Committee shall report its actions and recommendations to the Board after each Committee meeting.

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DETACH HERE

PROXY

SAFETY INSURANCE GROUP, INC.

20 CUSTOM HOUSE STREET
BOSTON, MASSACHUSETTS 02110

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Safety Insurance Group, Inc. hereby appoints David F. Brussard and William J. Begley, Jr. (each with power to act without the other and with power of substitution) as proxies to represent the undersigned at the 2004 Annual Meeting of the common stockholders of Safety Insurance Group, Inc. to be held at 10:00 a.m. on Friday, May 21, 2004 and at any adjournment thereof, with all the power the undersigned would possess if personally present, and to vote all shares of common stock which the undersigned may be entitled to vote at said meeting, hereby revoking any proxy heretofore given.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT IS THE INTENTION OF THE PROXIES TO VOTE FOR THE NOMINEE FOR DIRECTOR LISTED ON THE REVERSE SIDE AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

SAFETY INSURANCE GROUP, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

☒	Please mark votes as in this example
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:
SAFETY INSURANCE GROUP, INC.
1.	ELECTION OF ONE CLASS II DIRECTOR TO SERVE A THREE-YEAR TERM EXPIRING IN 2007.
Nominee: (01) Bruce R. Berkowitz
FOR THE NOMINEE	☐	☐	WITHHELD FROM THE NOMINEE
Mark box at right for address change and note at left ☐
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.
Signature: ________________________	Date:_____________	Signature (Joint Owner): ________________________	Date:_____________